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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               November 16, 2000
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                       (Date of earliest event reported)

                               U S Liquids Inc.
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            (Exact name of registrant as specified in its charter)

     Delaware                       001-13259                    76-0519797
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                 File Number)              Identification No.)

411 N. Sam Houston Parkway East, Suite 400, Houston, Texas       77060-3545
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(Address of principal executive offices)                         (Zip Code)

                                 (281) 272-4500
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               Registrant's telephone number, including area code


Item 5.  Other Events and Regulation FD Disclosure.

     On November 16, 2000, U S Liquids Inc. ("USL") announced that W. Gregory Orr has resigned as the President and Chief Operating Officer of USL. Mr. Orr will continue to serve as a member of the Board of Directors of USL.

     A copy of the press release announcing the resignation of Mr. Orr is filed as Exhibit 99.1 to this Form 8-K. A copy of the separation agreement between USL and Mr. Orr is filed as Exhibit 99.2 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.
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               99.1 Press Release of U S Liquids Inc. dated November 16, 2000.

               99.2 Agreement, dated November 15, 2000, between U S Liquids Inc.
                    and W. Gregory Orr.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    U S LIQUIDS INC.



Date: November 17, 2000         By:  /s/ Michael P. Lawlor
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                                     Michael P. Lawlor, Chief Executive Officer